Exhibit 10.5

ONESTREAM SOFTWARE LLC
2019 Common Unit Option Plan

_________________________________

Plan Document

_________________________________

Adopted by the Board of Managers: September 17, 2019
Termination Date: September 17, 2029

1.
General.
(a)
Purpose. OneStream Software LLC, a Delaware limited liability company (the “Company”) hereby establishes this 2019 Common Unit Option Plan (this “Plan”). This Plan is intended (i) to attract and retain the best available personnel to ensure the Company’s success and accomplish the Company’s goals; (ii) to incentivize Employees, Managers, and Consultants with long-term, equity-based compensation to align their interests with the interests of the Company’s members; and (iii) to promote the success of the Company’s business.
(b)
Eligible Award Recipients. Employees, Consultants, Managers, or individuals or Persons to whom an offer of a service relationship as an Employee, Consultant, or Manager has been or is being extended (together, “Eligible Persons”) may receive Awards of Options, subject to the terms of this Plan.
(c)
Definitions. Capitalized terms in this Plan are defined in Section 21.
(d)
Effective Date. This Plan shall become effective on the date it is adopted by the Company’s Board of Managers.
(e)
Effect on Other Plans, Awards, and Arrangements. No payment pursuant to this Plan shall be taken into account in determining any benefits under any Company or any Affiliate benefit plan, except to the extent otherwise expressly provided in writing in such other plan.
2.
Units Available for Awards.
(a)
Unit Reserve; In General. A total of 17,391,304.348 Units may be issued under this Plan, subject to Section 8 below (“Unit Reserve”). The Units deliverable pursuant to Awards shall be authorized but unissued or reacquired Units, including Units that the Company repurchased on the open market or otherwise, or that the Company otherwise holds in treasury or trust.
(b)
Replenishment; Counting of Units. Any Units reserved for a given Award will again be available for future Awards if the Units for any reason will never be issued to a Participant or Beneficiary (e.g., due to the Award’s forfeiture, cancellation, or expiration, or pursuant to an Award providing for settlement solely in cash rather than in Units). Furthermore, (i) Units withheld in connection with any exercise price or Withholding Taxes relating to an Award shall not constitute Units delivered to the Participant and shall again be available for Awards under the

Plan, and (ii) Units tendered by a Participant in satisfaction of Withholding Taxes or payment of exercise price shall be available for future Awards under the Plan.
3.
Eligibility.
(a)
General Rule. The Committee shall determine which Eligible Persons may receive Awards. Each Award shall be evidenced by an Award Agreement that: sets forth the Grant Date and all other terms and conditions of the Award; is signed on behalf of the Company; and (unless waived by the Committee) is signed by the Eligible Person in acceptance of the Award. The grant of an Award shall not obligate the Company or any Affiliate to continue the employment or service of any Eligible Person, or to provide any future Awards or other remuneration at any time thereafter.
(b)
Consultants. A Consultant is eligible for an Award only if, at grant, the offer and/or sale of Company securities to the Consultant is exempt under Rule 701 or satisfies another exemption under the Securities Act of 1933, as amended, and complies with all other Applicable Law.
4.
Unit Options.
(a)
Grants. For U.S. Taxpayers, Options only may be granted if the Eligible Person is providing services to the Company or any of its subsidiaries such as to qualify the Company as an eligible issuer of “service recipient stock” within the meaning of Code Section 409A. The Committee may grant Options to Eligible Persons pursuant to Award Agreements setting forth the terms and conditions for exercisability, vesting, and other requirements consistent with this Plan, as the Committee deems appropriate, and that may differ for any reason between Eligible Persons, provided in all instances that, for U.S. Taxpayers:
(i)
the exercise price of each Option shall be at least 100% of the Fair Market Value of the underlying Units on the Grant Date (except the exercise price may be lower than 100% of such Fair Market Value if the Award replaces a previously issued Option or the Award is designated as a “Section 409A Award” and has a fixed exercise date or otherwise designed to comply with Code Section 409A); and
(ii)
no Option can be exercised beyond 10 years after its Grant Date (or any such shorter period specified in the Award Agreement).
(b)
Method of Exercise. Unless otherwise provided in an Award Agreement, each Option may be exercised in whole or in part (provided that the Company shall not be required to issue fractional Units) before it expires, but only pursuant to the applicable Award Agreement, and not during any exercise blackout periods the Committee implements from time to time in its sole discretion. Exercise shall occur by delivery of both (A) written or electronic notice of exercise to the secretary of the Company, and (B) payment of the full exercise price for the Units being purchased. The methods of payment that the Committee may in its discretion accept or commit to accept in an Award Agreement include:
(i)
cash or check payable to the Company (in U.S. dollars);

(ii)
other Units that (A) are owned by the Participant, (B) have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Units as to which the Option is being exercised, (C) at the time of the surrender are free and clear of any and all claims, pledges, liens and encumbrances, or any restrictions on the transfer of such Units to or by the Company (other than such restrictions as may have existed prior to an issuance of such Units by the Company to the Participant), and (D) are duly endorsed for transfer to the Company; provided that doing so would not violate the provisions of any Applicable Law or agreement restricting the redemption of the Company’s Units;
(iii)
a net exercise by surrendering to the Company Units otherwise receivable on exercise of the Option (e.g., the Company will reduce the number of Units issued on exercise of the Option by the largest whole number of Units with a Fair Market Value that does not exceed the aggregate exercise price); provided that the Participant pays any remaining balance of the aggregate exercise price not satisfied by the “net exercise” in cash or other permitted form of payment, and Units will no longer be outstanding under the Option and will not be exercisable thereafter if those Units (A) are used to pay the exercise price pursuant to the “net exercise,” (B) are delivered to the Participant as a result of such exercise, or (C) are withheld to satisfy the Participant’s Withholding Taxes;
(iv)
a cashless exercise program that the Committee may approve, from time to time in its discretion, pursuant to which a Participant may elect to concurrently provide irrevocable instructions (A) to the Participant’s broker or dealer to effect the immediate sale of the purchased Units and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the exercise price of the Option plus all applicable Withholding Taxes, and (B) to the Company to deliver the certificates for the purchased Units directly to the broker or dealer in order to complete the sale;
(v)
any combination of the foregoing methods of payment; or
(vi)
any other form of legal consideration acceptable to the Committee in its sole discretion.
(c)
The Company shall not be required to deliver Units pursuant to the exercise of an Option and an Option will not be deemed exercised until the Company has received sufficient funds or value to cover the full exercise price due and all applicable Withholding Taxes.
(d)
Exercise of Unvested Options. Options may be exercised only to the extent vested. No Participant may exercise an Option to the extent the Options is unvested.

(e)
Termination of Continuous Service. The Committee may set forth in the applicable Award Agreement the terms and conditions by which an Option is exercisable, if at all, after the date of a Participant’s termination of Continuous Service. The Committee may waive or modify these provisions at any time. To the extent that a Participant is not entitled to exercise an Option on the date of a Participant’s termination of Continuous Service, or if the Participant (or other Person entitled to exercise the Option) does not exercise the Option within the time specified in the Award Agreement, the Option shall terminate. Notwithstanding the foregoing, if the Company has a contingent contractual obligation to provide for accelerated vesting or extended exercisability of a Participant’s Options after termination of the Participant’s Continuous Service, such Options shall remain outstanding until the maximum contractual time for determining whether such contingency will occur, and terminate at such time if the contingency has not then occurred; provided that for Options held by U.S. Taxpayers the foregoing shall not cause an Option to be exercisable after the 10-year anniversary of its Grant Date or the date such Option otherwise would have terminated had the Participant remained in Continuous Service.
(f)
Blackout Periods. If there is a blackout period (whether under the Company’s insider trading policy, Applicable Law, or a Committee-imposed blackout period) that prohibits buying or selling Units during any part of the 10-day period before an Option expires due to a Participant’s termination of Continuous Service, the Option exercise period shall be extended until 10 days after the end of the blackout period. Notwithstanding anything to the contrary in this Plan or any Award Agreement, no Option can be exercised beyond the date its original term expires as set forth in the Award Agreement or the date on which the Option otherwise would become unexercisable absent termination of Continuous Service.
(g)
Company Cancellation Right. Subject to Applicable Law, if the Fair Market Value for Units subject to any Option is more than 33% below their exercise price for more than 90 consecutive business days, the Committee unilaterally may declare the Option terminated, effective on the date the Committee provides written notice to the Option holder. The Committee may take such action with respect to any or all Options granted under the Plan or with respect to any individual Option holder or class(es) of Option holders.
(h)
Exchange Program. The Committee may at any time offer to buy out an Option, in exchange for a payment in cash or Units, based on such terms and conditions as the Committee shall establish and communicate to the Participant at the time that such offer is made.
(i)
Non-Exempt Employees. An Option granted to an Employee who is non-exempt for purposes of the Fair Labor Standards Act of 1938, as amended, will not be first exercisable for any Units until at least six months after the Grant Date of the Option (although the Award may vest prior to such date). Notwithstanding the foregoing, consistent with the provisions of the Worker Economic Opportunity Act, the vested portion of any Option may be exercised earlier than six months after the Grant Date: (i) if the non-exempt Employee dies or becomes Disabled, (ii) upon a corporate transaction in which the Option is not assumed, continued, or substituted, (iii) upon a Change in Control, or (iv) upon the Participant’s retirement (as may be defined in the Participant’s Award Agreement or other agreement with the Company, or, if no such definition, in accordance with the Company’s then current employment policies and guidelines). The foregoing provision is intended to operate so that any income derived by a non-exempt Employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. Notwithstanding Section 4(e), to the extent necessary to accomplish the foregoing, a vested Option will not terminate until six months after the Grant Date.

5.
Right of First Refusal; Right of Repurchase.
(a)
Right of Repurchase. An Award Agreement for an Option may include a provision whereby the Company or its designee may elect to repurchase all or any part of the vested Units acquired by the Participant pursuant to an Award.
(b)
Right of First Refusal. The Award Agreement for an Option may include a provision whereby the Company or its designee may elect to exercise a right of first refusal following receipt of notice from the Participant of the intent to transfer all or any part of the Units received upon the exercise of the Award. The Units also shall be subject to whatever right of first refusal and other limitations that may exist in Operating Agreement or other organizational documents of the Company.
6.
Taxes; Withholding; Code §409A.
(a)
General Rule. Notwithstanding any provision of this Plan or an Award Agreement to the contrary, Participants are solely responsible and liable for the satisfaction of all taxes and penalties that may arise in connection with Awards, and neither the Company, nor the Committee, nor any Affiliate, nor any of their employees, Managers, or agents shall have any duty or obligation to mitigate, minimize, indemnify, or to otherwise hold any Participant harmless from any such consequences.
(b)
Withholding. The Company’s obligation to deliver Units (or to pay cash) to Participants pursuant to Awards is at all times subject to their prior or coincident satisfaction of all Withholding Taxes. Except as otherwise provided under the Plan or in an Award Agreement, no later than the date as of which an amount first becomes includible in a Participant’s taxable income for U.S. federal, state, local or non-U.S. income or social insurance tax purposes with respect to an Award, the Participant shall pay to the Company (or to the Affiliate employing the Participant), or make arrangements satisfactory to the Company (or such Affiliate) for the payment of, any such Withholding Taxes (which normally will not apply to non-Employees). Notwithstanding the foregoing, the Company and its Affiliates may, in each of their sole discretion, withhold a sufficient number of Units that are otherwise issuable to the Participant pursuant to the Award (and/or cash that is otherwise payable to the Participant) in order to satisfy all or part of Withholding Taxes.
(c)
U.S. Code Section 409A. To the extent that the Committee determines that any Award granted under this Plan is subject to Code Section 409A, the Award Agreement evidencing such Award shall incorporate the terms and conditions required by Code Section 409A. To the extent applicable, this Plan and Award Agreements shall be interpreted in accordance with Code Section 409A and Department of Treasury regulations and other interpretive guidance issued thereunder. The Committee may adopt such amendments to the Plan and the applicable Award Agreement or adopt other policies and procedures (including amendments, policies and procedures or cancelling all or some Awards with retroactive effect), or take any other actions, that the Committee determines are necessary or appropriate (i) to exempt an Award from Code Section 409A and/or preserve the intended tax treatment of the benefits provided with respect to the Award, or (ii) to comply with the requirements of Code Section 409A and related Department of Treasury guidance and thereby avoid the application of any penalty taxes under such Section.

(d)
U.S. Code Sections 280G and 4999. Notwithstanding anything else contained in the Plan or any other document to the contrary, in no event shall the vesting of any Award or payment be accelerated to an extent or in a manner so that such Award or payment, together with any other compensation and benefits provided to, or for the benefit of, a Participant under any other plan or agreement of the Company or its Affiliates, would not be fully deductible by the Company or one of its Affiliates for U.S. federal income tax purposes because of Section 280G of the Code. If a holder of an Award would be entitled to benefits or payments hereunder and under any other plan or program that would constitute “parachute payments” as defined in Section 280G of the Code, then the Company shall reduce or eliminate such parachute payments in the following order so that the Company or one of its Affiliates is not denied federal income tax deductions because of Section 280G of the Code: cash severance benefits shall be reduced or eliminated first, then any accelerated vesting of Options shall be reduced or eliminated, and finally any other benefits to which the Participant is or may be entitled shall be reduced or eliminated. Notwithstanding the foregoing, if a Participant is a party to a written agreement with the Company or one of its Affiliates, or is a participant in a severance program sponsored by the Company or one of its Affiliates that contains express provisions regarding Section 280G and/or Section 4999 of the Code (or any similar successor provision), or the applicable Award Agreement includes such provisions, the Section 280G and/or Section 4999 provisions of such other agreement or plan, as applicable, shall control as to the Awards held by that Participant.
(e)
Unfunded Tax Status. This Plan is an “unfunded” plan for incentive compensation. With respect to any payments not yet made to a Person pursuant to an Award, nothing in this Plan or any Award Agreement shall give the Person any rights greater than those of a general creditor of the Company or any Affiliate, and a Participant’s rights under this Plan at all times constitute an unsecured claim against the Company’s general assets for the collection of benefits as they come due. Neither the Participant nor his or her duly-authorized transferee or Beneficiaries shall have any claim against or rights in any specific assets, Units, or other funds of the Company.
7.
Non-Transferability of Awards.
(a)
General. Except as set forth in this Section, or as otherwise approved by the Committee and subject to restrictions on transfer contained in the Operating Agreement or other organizational documents of the Company, Awards may not be sold, pledged, assigned, hypothecated, transferred or disposed of in any manner other than by will or by the laws of descent or distribution. The designation of a death Beneficiary by a Participant will not constitute a transfer. An Award may be exercised, during the lifetime of the holder of an Award, only by such holder, by the duly-authorized legal representative of a holder who is Disabled, or by a transferee permitted by this Section.
(b)
Limited Transferability Rights. Subject to restrictions on transfer contained in the Operating Agreement or other organizational documents of the Company, the Committee may in its discretion provide in an Award Agreement that an Award in the form of an Option may be transferred, on such terms and conditions as the Committee deems appropriate, either (i) by instrument to the Participant’s Immediate Family, (ii) by instrument to an inter vivos or testamentary trust (or other entity) in which the Award is to be passed to the Participant’s designated Beneficiaries, (iii) pursuant to a domestic relations order, or (iv) by gift to charitable institutions. Any transferee of the Participant’s rights shall succeed and be subject to all of the terms of the applicable Award Agreement and this Plan.

(c)
Death. In the event of the death of a Participant, any outstanding vested Awards issued to the Participant shall automatically be transferred to the Participant’s Beneficiary (or, if no Beneficiary is designated or surviving, to the person or persons to whom the Participant’s rights under the Award pass by will or the laws of descent and distribution in the state in which the Participant was domiciled at the time of his or her death).
8.
Change in Capital Structure; Change in Control; Etc.
(a)
Changes in Capitalization. The Committee may, but shall not be obligated to, equitably adjust the number of Units covered by each outstanding Award, and the number of Units that have been authorized for issuance under this Plan but as to which no Awards have yet been granted or that have been returned to this Plan upon cancellation, forfeiture, or expiration of an Award, or any other Plan limits, as well as the exercise or other price per Unit covered by each such outstanding Award, to reflect any increase or decrease in the number of issued Units resulting from a stock/unit-split, reverse stock/unit-split, stock/unit dividend, combination, recapitalization or reclassification of the Units, merger, consolidation, change in organization form, or any other increase or decrease in the number of issued Units effected without receipt or payment of consideration by the Company. In the event of any such transaction or event, the Committee may provide in substitution for any or all outstanding Awards, or as an alternative to an adjustment, such alternative consideration (including cash or securities of any surviving entity) as it may in good faith determine to be equitable under the circumstances and may, if substitute consideration is provided, require in connection therewith the surrender of all Awards so substituted. In any case, such substitution of consideration shall not require the consent of any Participant.
(b)
Dissolution or Liquidation. Except as otherwise provided in an Award Agreement, in the event of the dissolution or liquidation of the Company other than as part of a Change in Control, each Award will terminate immediately prior to the consummation of such dissolution or liquidation, subject to the ability of the Committee to exercise any discretion authorized in the case of a Change in Control.
(c)
Change in Control. In the event of a Change in Control (which, solely for purposes of this Section 8(c), shall also include KKR Dream Holdings LLC or its affiliates ceasing to own a majority of the voting power of the outstanding equity of the Company) but subject to the terms of any Award Agreements or employment-related agreements between the Company or any Affiliates and any Participant, each outstanding Award may be assumed or a substantially equivalent award may be substituted by the surviving or successor company or a parent or subsidiary of such successor company (in each case, the “Successor Company”) upon consummation of the transaction. Notwithstanding the foregoing, instead of having outstanding Awards be assumed or substituted with equivalent awards by the Successor Company, the Committee may in its sole and absolute discretion and authority, without obtaining the approval or consent of the Company’s members or any Participant, take one or more of the following actions:
(i)
accelerate the vesting of Awards so that some or all Awards shall vest (and, to the extent applicable, become exercisable) as to some or all of the Units that otherwise would have been unvested, and/or provide that repurchase rights of the Company, if any, with respect to Units issued pursuant to an Award shall lapse;

(ii)
arrange or otherwise provide for the payment of cash or other consideration to Participants in exchange for the satisfaction and cancellation of all or some outstanding Awards (based on the Fair Market Value, on the date of the Change in Control, of the Award being cancelled, based on any reasonable valuation method selected by the Committee; provided that the Committee shall have full discretion to unilaterally cancel (A) either all Awards or only select Awards (such as only those that have vested on or before the Change in Control), and (B) any Options whose exercise price is equal to or greater than the Fair Market Value of the Units, as of the date of the Change in Control, with such cancellation being without the payment of any consideration whatsoever to those Participants whose Options are being cancelled;
(iii)
terminate all or some Awards upon the consummation of the transaction; or
(iv)
make such other modifications, adjustments or amendments to outstanding Awards or this Plan as the Committee deems necessary or appropriate.
9.
Termination, Rescission, and Recapture of Awards.
(a)
Each Award under this Plan is intended to align the Participant’s long-term interests with those of the Company. Accordingly, unless otherwise expressly provided in an Award Agreement, the Committee may terminate any outstanding, unexercised, unexpired, unpaid, or deferred Awards (“Termination”), rescind any exercise, payment or delivery pursuant to the Award (“Rescission”), or recapture any Units or proceeds from the Participant’s sale of Units issued pursuant to the Award (“Recapture”), if the Participant does not comply with the conditions of subsections 9(b), 9(c), and 9(e) (collectively, the “Conditions”) at all times from the date of an Award through the later of its vesting or exercise.
(b)
A Participant shall not, without the Company’s prior written authorization, disclose to anyone outside the Company, or use in other than the Company’s business, any proprietary or confidential information or material, as those or other similar terms are used in any applicable patent, confidentiality, inventions, secrecy, or other agreement between the Participant and the Company or one of its Affiliates (or policy applicable to the Participant), including but not limited to those with regard to proprietary or confidential information or intellectual property (including but not limited to patents, trademarks, copyrights, trade secrets, inventions, developments, improvements, proprietary information, confidential business and personnel information) (each a “Confidentiality Agreement”), and a Participant shall promptly disclose and assign to the Company or its designee all right, title, and interest in such intellectual property, and shall take all reasonable steps necessary to enable the Company to secure all right, title and interest in such intellectual property in the United States and in any foreign country. Notwithstanding the Participant’s confidentiality obligations set forth in this Plan or any Confidentiality Agreements, pursuant to the Defend Trade Secrets Act of 2016, the Participant will not be held criminally or civilly liable under any federal or state trade secret law for the disclosure of a trade secret that: (i) is made (A) in confidence to a federal, state, or local government official, either directly or indirectly, or to an attorney, and (B) solely for the purpose of reporting or investigating a suspected violation of law, or (ii) is made in a complaint or other document filed in a lawsuit or other proceeding, if such filing is made under seal. If the Participant files a lawsuit for retaliation by the Company for reporting a suspected violation of law, he or she may disclose the trade secret to his or her attorney and use the trade secret information in the court proceeding, if he or she (i) files any document containing the trade secret under seal; and (ii) does not disclose the trade secret, except pursuant to court order. In the event it is determined that disclosure of Company trade secrets was not done in good faith pursuant to the above, the Participant may be subject to substantial damages under federal criminal and civil law, including punitive damages and attorneys’ fees.
(c)
Upon exercise, payment, or delivery of cash or Units pursuant to an Award, the Participant shall, if requested in writing by the Committee (or the Company), certify on a form acceptable to the Committee (or, if applicable, the Company) that he or she is in compliance with the terms and conditions of this Plan.
(d)
The Committee may, in its sole and absolute discretion, impose a Termination, Rescission, and/or Recapture with respect to any or all of a Participant’s relevant Awards if the Committee determines, in its sole and absolute discretion, that the Participant has materially violated any agreement between the Participant and the Company or one of its Affiliates.
(e)
Within 10 days after receiving notice from the Committee of any such activity described in Section 9(d) above, the Participant shall deliver to the Company the Units acquired pursuant to the Award, or, if Participant has sold the Units, the gain realized, or payment received as a result of the rescinded exercise, payment, or delivery; provided, that if the Participant returns Units that the Participant purchased pursuant to the exercise of an Option (or the gains realized from the sale of such Units), the Company shall promptly refund the exercise price, without earnings, that the Participant paid for the Units or, if Fair Market Value of the Units is less than the exercise price, promptly pay to the Participant Fair Market Value of the returned Units. Any payment by the Participant to the Company pursuant to this Section 9 shall be made either in cash or by returning to the Company the number of Units that the Participant received in connection with the rescinded exercise, payment, or delivery.
(f)
Notwithstanding the foregoing provisions of this Section 9, the Committee has sole and absolute discretion not to require Termination, Rescission and/or Recapture, and its determination not to require Termination, Rescission and/or Recapture with respect to any particular act by a particular Participant or Award shall not in any way reduce or eliminate the Committee’s authority to require Termination, Rescission and/or Recapture with respect to any other act or Participant or Award. Nothing in this Section 9 shall be construed to impose obligations on the Participant to refrain from engaging in lawful competition with the Company after the termination of Continuous Service that does not violate the Conditions, other than any obligations that are part of any separate agreement between the Company and the Participant or that arise under Applicable Law.
(g)
If any provision within this Section 9 is determined to be unenforceable or invalid under any Applicable Law, such provision will be applied to the maximum extent permitted by Applicable Law, and shall automatically be deemed amended in a manner consistent with its objectives and any limitations required under Applicable Law.

(h)
This Section 9 is supplemental to, and does not supersede, any other agreement between the Participant and the Company or any of its Affiliates.
10.
Recoupment of Awards.
(a)
Unless otherwise specifically provided in an Award Agreement, and to the extent permitted by Applicable Law, the Committee may in its sole and absolute discretion, without obtaining the approval or consent of the Company’s members or of any Participant, require that any Participant reimburse the Company for all or any portion of any Awards granted under this Plan (“Reimbursement”), or the Committee may require the Termination or Rescission of, or the Recapture relating to, any Award held by the Participant, if and to the extent—
(i)
the granting, vesting, or payment of an Award was predicated upon the achievement of certain financial results that were subsequently the subject of a material financial restatement;
(ii)
in the Committee’s view the Participant either benefited from a calculation that later proves to be materially inaccurate, or engaged in fraud or misconduct that caused or partially caused the need for a material financial restatement by the Company or any Affiliate; or
(iii)
a lower granting, vesting, or payment of an Award would have occurred based on the conduct described in Section 9(b) above.
(b)
In each instance, the Committee may, to the extent practicable and allowable or required under Applicable Laws, require Reimbursement, Termination or Rescission of, or Recapture relating to, any such Award granted to a Participant; provided that the Committee will not seek Reimbursement, Termination or Rescission of, or Recapture relating to, any such Awards that were paid or vested more than three years prior to the first date of the applicable restatement period. Notwithstanding any other provision of the Plan, all Awards shall be subject to Reimbursement, Termination, Rescission, and/or Recapture to the extent required by Applicable Law, including but not limited to Section 10D of the Exchange Act.
11.
Administration of this Plan.
(a)
In General. The Committee shall administer this Plan in accordance with its terms, provided that the Board may act in lieu of the Committee on any matter. The Committee shall hold meetings at such times and places as it may determine and may prescribe, amend, and rescind such rules and regulations, and procedures for the conduct of its business as it deems advisable. In the absence of a Committee, the Board shall function as the Committee for all purposes of this Plan.
(b)
Committee Composition. The Board shall appoint the members of the Committee. Subject to Applicable Law and the restrictions set forth in this Plan, the Committee may delegate administrative functions to individuals who are Managers or Employees, and may authorize one or more executive officers to make Awards to Eligible Persons other than themselves. The Board may at any time appoint additional members to the Committee, remove and replace members of the Committee with or without Cause, and fill vacancies on the Committee however caused. The

Committee shall have the power to delegate to a subcommittee of the Board any of the administrative powers the Committee is authorized to exercise, subject to such resolutions, consistent with this Plan, as the Board may adopt from time to time.
(c)
Powers of the Committee. Subject to the provisions of this Plan, the Committee shall have the authority, in its sole discretion:
(i)
to grant Awards and to determine Eligible Persons to whom Awards shall be granted from time to time, and the number of Units to be covered by each Award;
(ii)
to determine, from time to time, the Fair Market Value of Units;
(iii)
to determine, and to set forth in Award Agreements, the terms and conditions of all Awards, including any applicable exercise or purchase price; the installments and conditions under which an Award shall become vested (which may be based on performance), terminated, expired, cancelled, or replaced; the circumstances for vesting acceleration or waiver of forfeiture restrictions; and other restrictions and limitations;
(iv)
to approve the forms of Award Agreements and all other documents, notices and certificates in connection therewith, which need not be identical either as to type of Award or among Participants;
(v)
to construe and interpret the terms of this Plan and any Award Agreement, to determine the meaning of their terms, to correct any defect, omission or inconsistency in this Plan or any Award Agreement, in a manner and to the extent it shall deem necessary or expedient to make this Plan or an Award fully effective, and to prescribe, amend, and rescind rules and procedures relating to this Plan and its administration;
(vi)
to the extent consistent with the purposes of this Plan and without amending this Plan, to modify, to cancel, or to waive the Company’s rights with respect to any Awards, to adjust or to modify Award Agreements for changes in Applicable Law, and to recognize differences in foreign law, tax policies, or customs;
(vii)
in the event that the Company establishes, for itself or using the services of a third party, an automated system for the documentation, granting, settlement, or exercise of Awards, such as a system using an Internet website or interactive voice response, to implement paperless documentation, granting, settlement, or exercise of Awards by a Participant through the use of such an automated system; and
(viii)
to make all determinations and to take all other actions that the Committee may consider necessary or desirable to administer the Plan or to effectuate its purposes.

(d)
Powers of the Company. Unless applicable law requires otherwise, all administrative and discretionary authority given to the Company under this Plan shall be exercised by the most senior human resources executive of the Company, or such other person or committee (including without limitation the Committee) as the Committee may designate from time to time.
(e)
Local Law Adjustments and Sub-plans.
(i)
To facilitate the making of any grant of an Award under this Plan, the Committee may adopt rules and provide for such special terms for Awards to Participants who are located within the United States, foreign nationals, or employed by the Company or any Affiliate outside of the United States of America as the Committee may consider necessary or appropriate to accommodate differences in local law, tax policy or custom. Without limiting the foregoing, the Committee is specifically authorized to adopt rules and procedures regarding the conversion of local currency, taxes, withholding procedures and handling of stock certificates which vary with the customs and requirements of particular countries. The Committee may adopt procedures or sub-plans and establish escrow accounts and trusts, and settle Awards in cash in lieu of Units, as may be appropriate, required or applicable to particular locations and countries.
(ii)
Action by Committee (e.g., to permit participation in this Plan by Eligible Persons who are non-United States nationals or are primarily employed or providing services outside the United States). The Committee may modify the terms of any Award under this Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States, in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non-United States tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this subsection in a manner that is inconsistent with the express terms of this Plan, so long as such modifications will not contravene any Applicable Law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by an officer or other Employee of the Company or any Affiliate, the Company’s independent certified public accountants, or any executive compensation Consultant or other professional retained by the Company or the Committee to assist in the administration of this Plan, or by any Participant or Beneficiary.

(f)
Deference to Committee Determinations. The Committee shall have the discretion to interpret or construe ambiguous, unclear, or implied (but omitted) terms as it deems to be appropriate in its sole discretion, and to make any findings of fact needed in the administration of this Plan or Award Agreements. The Committee’s prior exercise of its discretionary authority shall not obligate it to exercise its authority in a like fashion thereafter. The Committee’s interpretation and construction of any provision of this Plan, or of any Award or Award Agreement, and all determinations the Committee makes pursuant to this Plan shall be final, binding, and conclusive (subject only to the Committee’s inherent authority to change its determinations). The validity of any such interpretation, construction, decision or finding of fact shall not be given de novo review if challenged in court, by arbitration, or in any other forum, and shall be upheld unless clearly made in bad faith or materially affected by fraud.
(g)
Any determination made by the Committee with respect to any provisions of this Plan may be made on an Award-by-Award basis; the Committee has no obligation to be uniform, consistent, or nondiscriminatory between classes of similarly-situated Awards, except as required by Applicable Law.
(h)
Claims Limitations Period. Any Participant who believes he or she is being denied any benefit or right under this Plan or under any Award may file a written claim with the Committee. Any claim must be delivered to the Committee within 45 days of the specific event giving rise to the claim. Untimely claims will not be processed and shall be deemed denied. The Committee, or its designee, will notify the Participant of its decision in writing as soon as administratively practicable. Claims shall be deemed denied if the Committee does not respond in writing within 120 days of the date the written claim is delivered to the Committee. The Committee’s decision is final and conclusive and binding on all persons. No lawsuit relating to this Plan may be filed before a written claim is filed with the Committee and is denied or deemed denied, and any lawsuit must be filed within one year of such denial or deemed denial or be forever barred.
(i)
No Liability; Indemnification. Neither the Board nor any Committee member, nor any Person acting at the direction of the Board or the Committee, shall be liable for any act, omission, interpretation, construction, or determination made in good faith with respect to this Plan, any Award, or any Award Agreement. The Company shall pay or reimburse any Manager, Employee, or Consultant who in good faith takes action on behalf of this Plan, for all expenses incurred with respect to this Plan, and to the full extent allowable under Applicable Law shall indemnify each and every one of them for any claims, liabilities, and costs (including reasonable attorney’s fees) arising out of their good faith performance of duties on behalf of this Plan. The Company and its Affiliates may, but shall not be required to, obtain liability insurance for this purpose.
(j)
Expenses. The Company shall bear the expenses of administering this Plan.
12.
Modification of Awards and Substitution of Options.

Within the limitations of this Plan, the Committee may modify an Award to accelerate the rate at which an Option may be exercised, to accelerate the vesting of any Award, to extend or renew outstanding Awards, to accept the cancellation of outstanding Awards to the extent not previously exercised, or to make any change that this Plan would permit for a new Award. Notwithstanding the foregoing, no modification of an outstanding Award may materially and adversely affect a Participant’s rights thereunder unless (a) the Participant provides written consent to the modification, (b) before a Change in Control, the Committee determines in good faith that the modification is not materially adverse to the Participant, or (c) such modification is permitted by another Section of this Plan. Notwithstanding the foregoing, subject to the limitations of Applicable Law, if any, and without the affected Participant’s consent, the Board may amend the terms of any one or more Awards if necessary to bring the Award into compliance with Section 409A of the Code.

13.
Plan Amendment and Termination.

The Board may amend or terminate this Plan as it shall deem advisable unless such change is authorized by the members of the Company to the extent required by Applicable Law. A termination or amendment of this Plan shall not materially and adversely affect a Participant’s vested rights under an Award previously granted to him or her, unless the Participant consents in writing to such termination or amendment. Notwithstanding the foregoing, the Committee may amend this Plan to comply with changes in tax or securities laws or regulations, or in the interpretation thereof.

14.
Term of Plan.

If not sooner terminated by the Board, this Plan shall terminate at the close of business on the date 10 years after the earlier of Board approval of this Plan and its Effective Date. No Awards shall be made under this Plan after its termination.

15.
Governing Law.

The terms of this Plan and all agreements hereunder shall be governed by the laws of the State of Delaware, without regard to the State’s conflict of laws rules.

16.
Laws and Regulations.
(a)
General Rules. This Plan, the granting of Awards, the exercise of Options, and the obligations of the Company and Committee hereunder (including those to pay cash or to deliver, sell or accept the surrender of any of its Units or other securities) shall be subject to all Applicable Law. In the event that any Units are not registered under any Applicable Law prior to the required delivery of them pursuant to Awards, the Committee may require, as a condition to their issuance or delivery, that the persons to whom the Units are to be issued or delivered make any written representations and warranties (such as that such Units are being acquired by the Participant for investment for the Participant’s own account and not with a view to, for resale in connection with, or with an intent of participating directly or indirectly in, any distribution of such Units) that the Committee may reasonably require, and the Committee may in its sole discretion include a legend to such effect on the certificates representing any Units issued or delivered pursuant to this Plan.

(b)
Blackout Periods. Notwithstanding any contrary terms within this Plan or any Award Agreement, the Committee shall have the absolute discretion to impose a “blackout” period on the exercise of any Option, as well as the settlement of any Award, with respect to any or all Participants (including those whose Continuous Service has ended) to the extent the Committee determines that doing so is desirable or required to comply with applicable securities laws.
(c)
Data Privacy. As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing this Plan and Awards and the Participant’s participation in this Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant with respect to one or more Awards under the Plan, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, the Company and its Affiliates each may transfer the Data to any third parties assisting the Company (including the Committee) in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company (including the Committee) in the implementation, administration, and management of this Plan and Awards and the Participant’s participation in this Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any Units. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting such Participant’s local human resources representative. The Company or the Committee may cancel the Participant’s eligibility to participate in this Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.
(d)
Severability; Blue Pencil. In the event that any provision(s) of this Plan shall be or become invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not be affected thereby. If in the opinion of any court of competent jurisdiction such covenants are not reasonable in any respect, such court shall have the right, power, and authority to excise or modify such provision or provisions of these covenants as to the court shall appear not reasonable and to enforce the remainder of these covenants as so amended. Any arbitrator shall have the same rights, powers, and authority.

17.
No Member Rights.

Neither a Participant nor any transferee or Beneficiary of a Participant shall have any rights as a member of the Company with respect to any Units underlying any Award until the date of issuance of a Unit certificate to such Participant, transferee, or Beneficiary for such Units in accordance with the Company’s governing instruments and Applicable Law. Prior to the issuance of Units pursuant to an Award, a Participant shall not have the right to vote or to receive distributions or any other rights as a member with respect to the Units underlying the Award, notwithstanding its exercise in the case of Options. No adjustment will be made for a dividend, distribution or other right that is determined based on a record date prior to the date the unit certificate is issued, except as otherwise specifically provided for in this Plan or an Award Agreement. For all purposes herein, if Units are not certificated, the recording of the Participant as the holder of applicable Units in the books and records of the Company shall be deemed to be the issuance of a Unit certificate in respect of those Units so recorded.

18.
No Obligation to Notify.

The Company and the Committee shall have no duty or obligation to any Participant to advise such holder as to the time or manner of exercising an Award. Furthermore, the Company and the Committee shall have no duty or obligation to warn or otherwise advise such holder of a pending termination or expiration of an Award or a possible period in which the Award may not be exercised.

19.
Miscellaneous.
(a)
Use of Proceeds from Sales of Units. Proceeds from the sale of Units pursuant to Awards shall constitute general funds of the Company.
(b)
Corporate Action Constituting Grant of Awards. Unless otherwise determined by the Board, corporate action constituting a grant by the Company of an Award to any Participant shall be deemed completed as of the date of such corporate action, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant.
20.
Pre-IPO Provisions.

Subject to any contrary terms set forth in any Award Agreement, for any period preceding the date of an initial public offering, this Section shall be applicable to any Units subject to or issued pursuant to Awards. The provisions set forth below shall become null and void upon the occurrence of an initial public offering.

(a)
Members’ Agreement. As a condition for the delivery of any Units pursuant to any Award, the Committee may require the Participant to execute and be bound by any agreement that generally exists between the Company and similarly-situated members.
(b)
Market Stand-Off. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the federal securities laws, including the Company’s initial public offering, Participants shall not directly or indirectly sell, make any short sale of, loan, hypothecate, pledge, offer, grant or sell any option or other contract for the purchase of, purchase any option or other contract for the sale of, or otherwise dispose or transfer, or agree to engage in any of the foregoing transactions with respect to, any Units acquired pursuant to Awards without the prior written consent of the Company or its underwriters. Such restriction (the “Market Stand-Off”) shall be in effect for such period of time, not exceeding 180 days, following the date of the final prospectus for the offering as may be requested by the Company or such underwriters. In the event of the declaration of a stock/unit dividend, a spin-off, a stock/unit split, an adjustment in conversion ratio, a recapitalization or a similar transaction affecting the Company’s outstanding securities without receipt of consideration, any new, substituted or additional securities which are by reason of such transaction distributed with respect to any Units subject to the Market Stand-Off, or into which such Units thereby become convertible, shall immediately be subject to such Market Stand-Off. In order to enforce the Market Stand-Off, the Company may impose stop-transfer instructions with respect to the Units acquired pursuant to Awards until the end of the applicable stand-off period. The Company and its underwriters shall be beneficiaries of the agreement in this Section.
21.
Definitions.

“Affiliate” means, with respect to any Person, any other Person that directly or indirectly controls or is controlled by or under common control with such Person. For the purposes of this definition, “control,” when used with respect to any Person, means the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of such Person or the power to elect Managers, whether through the ownership of voting securities, by contract or otherwise; and the terms “affiliated,” “controlling” and “controlled” have meanings correlative to the foregoing.

“Applicable Law” means the legal requirements as shall be in place from time to time under any statute, law, ordinance, regulation, rule, code, executive order, injunction, judgment, decree or order of any governmental authority, whether of the United States, any other country, and any provincial, state, or local subdivision, that relate to the administration of equity plans or equity awards, as well as any applicable stock exchange or automated quotation system rules or regulations.

“Award” means any award made, in writing or by an electronic medium, pursuant to this Plan. All Awards shall be in the form of Options.

“Award Agreement” means any written document (including in any electronic medium) setting forth the terms of an Award that has been authorized by the Committee. The Committee shall determine the form or forms of documents to be used, and may change them from time to time for any reason.

“Beneficiary” means the person or entity designated by the Participant, in a form approved by the Company, to exercise the Participant’s rights with respect to an Award or receive payment or settlement under an Award after the Participant’s death.

“Board” means the Board of Managers of the Company.

“Cause” has the same meaning as set forth in any unexpired employment agreement or independent contractor agreement between the Company and the Participant for purposes of providing severance upon a termination without “Cause” or, in the absence of such agreement, as set forth in the Participant’s Award Agreement. If no such alternative definitions for “Cause” exist, “Cause” means that the Company determines in its reasonable discretion that any of the following situations gave rise to a Participant’s termination from Continuous Service: (a) the Participant committed, was convicted, or pled no contest or any similar plea to a misdemeanor involving acts of dishonesty or breach of fiduciary duty or any felony; (b) the Participant willfully or negligently failed to substantially perform his or her duties and responsibilities to the Company or deliberately violated a Company policy; (c) the Participant committed any act or acts of fraud, embezzlement, dishonesty, or other willful misconduct; (d) without authorization, the Participant used or disclosed any proprietary information or trade secrets of the Company or any other party to whom the Participant owes an obligation of nondisclosure as a result of his or her relationship with the Company; or (e) the Participant breached any of his or her material obligations under any written agreement with the Company. The foregoing definition does not in any way limit the Company’s ability to terminate a Participant’s employment or other service relationship at any time, and the term “the Company” will be interpreted herein to include any Affiliate or successor thereto, if appropriate. Furthermore, a Participant’s Continuous Service shall be deemed to have terminated for Cause within the meaning hereof if, at any time (whether before, on, or after termination of the Participant’s Continuous Service), facts or circumstances are discovered that would have justified a termination for Cause, regardless of whether the Participant initiated the termination of the Participant’s Continuous Service.

“Change in Control” means, unless otherwise defined in the applicable Award Agreement, the consummation of (i) a sale or other disposition of all or substantially all of the assets of the Company or (ii) a sale, merger or other transaction that results in the transfer of 80% or more of the outstanding equity interests of the Company.

“Code” means the Internal Revenue Code of 1986, as amended.

“Committee” means the Compensation Committee of the Board or its successor; provided that the term “Committee” means (a) the Board when acting at any time in lieu of the Committee, and (b) with respect to any decision relating to a Reporting Person, a committee consisting solely of two or more Managers who are disinterested within the meaning of Rule 16b-3 promulgated under the Exchange Act, as amended from time to time, or any successor provision. The mere fact that a Committee member shall fail to qualify as a “disinterested director” within the meaning of Rule 16b-3, respectively, shall not invalidate any Award made by the Committee which Award is otherwise validly made under this Plan.

“Company” means OneStream Software LLC, a Delaware limited liability company; provided that in the event the Company reincorporates to another jurisdiction, all references to the term “Company” shall refer to the Company in such new jurisdiction.

“Conditions” has the meaninging set forth in Section 9(a).

“Confidentiality Agreement” has the meaning set forth in Section 9(a).

“Consultant” means any natural person (other than an Employee or Manager), including an advisor, who provides bona fide services to the Company, its parents, its majority-owned subsidiaries or majority-owned subsidiaries of the Company’s parent, if such services are not in connection with the offer or sale of securities in a capital-raising transaction, and do not directly or indirectly promote or maintain a market for the Company’s securities.

“Continuous Service” means a Participant’s period of service in the absence of any interruption or termination as an Employee, Manager, or Consultant. Continuous Service shall not be considered interrupted in the case of: (a) sick leave; (b) military leave; (c) any other leave of absence approved by the Committee, provided that such leave is for a period of not more than 90 days, unless reemployment upon the expiration of such leave is guaranteed by contract or statute, or unless provided otherwise pursuant to Company policy adopted from time to time; (d) changes in status from Manager to advisory Manager or emeritus status; or (e) transfers between locations of the Company or between the Company and its Affiliates.

“Data” has the meaning set forth in Section 16(c) of the Plan.

“Disabled” or “Disability” means a physical or mental condition under which the Participant is receiving benefits under the Company’s long-term disability plan applicable to such Participant, and in the absence of such a plan that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which is expected to result in death or is expected to last for a continuous period of not less than 12 months.

“Effective Date” means the date determined in accordance with Section 1(d) of this Plan.

“Eligible Persons” has the meaning set forth in Section 1(b).

“Employee” means any person whom the Company or any Affiliate classifies as an employee (including an officer) for employment tax purposes or, if in a jurisdiction that does not have employment taxes, any person whom the Company or any Affiliate classifies as an employee (including an officer), in either case whether or not that classification is correct. The payment by the Company of a manager’s fee to a Manager shall not be sufficient to constitute “employment” of such Manager by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, for purposes of this Plan and unless otherwise determined or provided by the Committee in the circumstances:

(i)
If the Units are listed or admitted to trade on a recognized national securities exchange (the “Exchange”), the Fair Market Value shall equal the closing price of Units as reported on the composite tape for securities on the Exchange for the date in question, or, if no sales of Units were made on the Exchange on that date, the closing price of Units as reported on said composite tape for the next preceding day on which sales of Units were made on the Exchange. The Committee may, however, provide with respect to one or more Awards that the Fair Market Value shall equal the closing price of Units as reported on the composite tape for securities listed on the Exchange on the last trading day preceding the date in question or the average of the high and low trading prices of Units as reported on the composite tape for securities listed on the Exchange for the date in question or the most recent trading day.
(ii)
If Units are not listed or admitted to trade on an Exchange, the Fair Market Value shall be the value as reasonably determined by the Committee for purposes of the Award in the circumstances; provided that Fair Market Value shall be determined pursuant to a valuation of the Company by an independent appraisal that meets the requirements of Section 401(a)(28)(C) of the Code as of a date that is no more than 12 months before the date of grant of the Award or another methodology for determining fair market value that complies with Section 409A of the Code.

The Committee also may adopt a different methodology for determining Fair Market Value with respect to one or more Awards if a different methodology is necessary or advisable to secure any intended favorable tax, legal or other treatment for the particular Awards (for example, and without limitation, the Committee may provide that Fair Market Value for purposes of one or more Awards will be based on an average of closing prices (or the average of high and low daily trading prices) for a specified period preceding the relevant date). Any determination as to Fair Market Value made pursuant to this Plan shall be made without regard to any restriction other than a restriction which, by its terms, will never lapse, and shall be final, binding and conclusive on all persons with respect to Awards granted under this Plan.

“Good Reason” has the same meaning as set forth in any unexpired employment agreement or independent contractor agreement between the Company and the Participant for purposes of providing severance upon a resignation for Good Reason or, in the absence of such agreement, as set forth in the Participant’s Award Agreement. If no such alternative definitions for “Good Reason” exist, “Good Reason” means, with respect to a Participant, (A) a material reduction in the Participant’s authority, duties, and responsibilities, provided that a mere change in the Participant’s title shall not trigger Good Reason and Participant continuing in the same role on a divisional or business unit basis following the acquisition of the Company by a larger entity shall not trigger Good Reason, (B) the Participant being required to relocate his place of employment, other than a relocation within 50 miles of the Participant’s prior principal work site, or (C) a material reduction in the Participant’s base salary other than any such reduction consistent with a general reduction of pay for similarly-situated Participants; provided, however, that Good Reason shall exist only if the Participant provides the Company with written notice of the existence of one of the events, arising without the Participant’s consent, listed in the foregoing clauses (A) through (C) below within 30 days of the initial existence of such event; (2) the Company fails to cure such event within 30 days following the date such notice is given; and (3) the Participant elects to voluntarily terminate employment within the 90 day period immediately following such event.

“Grant Date” means the date designated as the “Grant Date” in the applicable Award Agreement.

“Immediate Family” means any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, and shall include adoptive relationships. “Immediate Family” also shall include a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the employee) control the management of assets, any other entity in which these persons (or the employee) own more than 50% of the voting interests, and any person sharing the employee’s household (other than a tenant or employee).

“Manager” means a member of the Board, or a member of the board of Managers of an Affiliate.

“Market Stand-Off” has the meaning set forth in Section 20(b).

“Operating Agreement” means the Company’s Amended and Restated Operating Agrement, dated as of March 15, 2019.

“Option” means any right to buy Units that is granted to a Participant pursuant to Section 4.

“Person” means any natural person, association, trust, business trust, cooperative, corporation, general partnership, joint venture, joint-stock company, limited partnership, limited liability company, real estate investment trust, regulatory body, governmental agency or instrumentality, unincorporated organization or organizational entity.

“Plan” means this 2019 Common Unit Option Plan.

“Recapture” has the meaning set forth in Section 9(a).

“Rescission” has the meaning set forth in Section 9(a).

“Reimbursement” has the meaning set forth in Section 10(a) of this Plan.

“Reporting Person” means an Employee, Manager, or Consultant who is required to file reports with the Securities and Exchange Commission pursuant to Section 16(a) of the Exchange Act and the rules promulgated thereunder.

“Section 409A Award” has the meaning set forth in Section 4(a)(i) of this Plan.

“Unit” means a Common Unit of the Company, as adjusted in accordance with Section 8 of this Plan.

“Unit Reserve” has the meaning set forth in Section 2(a).

“Termination” has the meaning set forth in Section 9(a) of this Plan.

“Successor Company” has the meanining set forth in Section 8(c).

“U.S. Taxpayer” means an Eligible Person who is subject to U.S. taxation.

“Withholding Taxes” means the aggregate amount of federal, state, local and foreign income, social insurance, payroll, and other taxes that the Company and any Affiliates are required or permitted to withhold in connection with any Award.

ONESTREAM SOFTWARE LLC
GDPR Notice for EU Participants

RE: 2019 Common Unit Option Plan (the “Plan”)

Dear Participant:

The EU General Data Protection Regulation (also known as the “GDPR”) came into force on May 28, 2018. For the purposes of the GDPR, OneStream Software LLC (the “Company”) wants to make EU-based participants in the Plan aware that the Company holds certain Data (as defined below) about the participants. The Company also wants to explain why the Company holds this Data and to let each participant know how to raise any questions regarding the Company’s use of the Data. The purpose of this communication is to provide participants with this information.

This document constitutes a Notice under the GDPR. Copies of this Notice are also available by request using the contact details set out below.

This communication supplements information relating to the use of your Data set out in the relevant agreement, or agreements issued to you under the Plan (the “Agreements”). Should there be any inconsistency between the terms of this Notice and the Agreements relating to the Company’s use of your Data, then this Notice is the document that will apply.

The term “Data” as used in this Notice includes your name, home address, email address and telephone number, date of birth, social insurance number, passport number or other identification number, salary, nationality and job title, as well as details of any units, directorships, awards or any other equity or unit rights you may have in the Company (whether awarded, canceled, exercised, vested, unvested or outstanding).

Data Controller Entity: The Company is the Data Controller. The Company is a Delaware limited liability company, with its principal United States office at Rochester, Michigan, USA.

Purposes: Data is held for the exclusive purpose of implementing, administering and managing your participation in the Plan.

Legitimate Interests: The Company holds the Personal Data for the legitimate interests of implementing, administering and maintaining the Plan and each participant’s participation in the Plan.

International Transfers of Data: As the Company is based in the United States and the Agreements are performed in the United States, the Company can only meet its contractual obligations to you under the Agreements if the Data is transferred to the United States. The performance of the contractual obligations of the Company to you is one of the legal bases for the transfer of the Data from the European Union to the United States. You should be aware that the United States may have different data privacy laws and protections than the data privacy laws in place in the European Union.

A-1

Retention Period: Records relating to the Plan are kept on an indefinite basis, as they are part of the statutory records of the Company.

Other Recipients: To fulfill its obligations under the Agreements, the Company may share Data with its subsidiary companies who employ participants in the Plan. In addition, Data may be transferred to certain third parties assisting in the implementation, administration and management of the Plan, such as equity plan administrators and transfer agents. At your instruction, the Data will be shared with a broker or other third party whom you have instructed the Company to deposit units or other securities acquired upon the vesting of any awards under the Agreements.

Data Subject Rights: Participants have a number of rights under the GDPR. Depending upon the circumstances, these may include the right of data portability (where the Company helps a participant move Data to someone else at the participant’s request), the right to object to the processing of the Data, the right to require the Company to update and correct the Data, the right to require erasure of the Data and the right for the participant to review the Data held by the Company and to require the Company to cease processing it. You must understand, however, that any such request may affect your ability to participate in the Plan. For more information on the consequences of your refusal to consent or your withdrawal of consent, please contact the Company using the contact details below.

Data Security: The Company recognizes the importance of treating Data in a lawful, fair and transparent manner. The Company will apply reasonable organizational and security measures to prevent the unlawful processing and/or the accidental loss or destruction of these materials and, in particular, the personal data contained in them.

Contact: If you have any questions concerning this Notice, you should contact by using the following contact details:

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UK Sub-Plan

under the OneStream Software LLC 2019 Common Unit Option Plan

This Sub-Plan, adopted under the OneStream Software LLC 2019 Common Unit Option Plan (the “Plan”), is effective as of September 17, 2019. Capitalized terms used but not defined herein will have the meanings given to them in the Plan.

1.
Purpose. The primary purpose of this Sub-Plan is to amend those provisions of the Plan which are required to be amended in order for awards made under the Plan, and communications concerning those awards, to be exempt from provisions of the United Kingdom Financial Services and Markets Act 2000 (the “FSMA”).
2.
Application. This Sub-Plan shall be used solely to grant awards to employees of the Company or any member of the same group as the Company resident and providing services in the United Kingdom. (The term “group” in relation to the Company shall bear the meaning given to such term in section 421 of the FSMA.)
3.
Restricted Delivery of Awards. Payments of benefits under this Sub-Plan shall be made only in Units or such other securities of the Company that may arise from such Units under the adjustment provisions of the Plan. For the avoidance of doubt, and without limitation, no cash settlement of awards (including dividends or dividend equivalent payments in cash) shall be permissible.
4.
Exercise of Options/Vesting of Awards. The Committee may specify, in its discretion, any other conditions of exercise and/or vesting of awards that will be specified in the award agreement.
5.
Restricted Transfer of Rights. The persons to whom rights under awards may be assigned or transferred, whether by will or the laws of descent and distribution or the transferability of awards shall be limited to a Participant’s children and step-children under the age of eighteen, spouses and surviving spouses and civil partners and civil partners (within the meaning of the United Kingdom Civil Partnerships Act 2004) and surviving partners.
6.
Tax. All awards will be subject to tax withholding but, for the purposes of this Sub-Plan, references to “tax” shall be read and construed as including, without limitation, United Kingdom income tax and primary class 1 (employee’s) national insurance contributions that the Participant’s employer is liable to account for and, if so agreed between the Company and the Participant, secondary class 1 (employer’s) national insurance contributions that the Participant’s employer is liable to account for.
7.
Incorporation of Plan Provisions. The provisions of the Plan shall apply to all awards made under this Sub-Plan and shall accordingly be deemed to be incorporated herein, save as varied by the terms of this Sub-Plan.

B-1

ONESTREAM SOFTWARE LLC
Common Unit Option Agreement

This Agreement (this “Agreement”) is made as of [____________], 2019 (the “Grant Date”) by and between OneStream Software LLC, a Delaware limited liability company (the “Company”), and [____________] (“Optionee”). As a condition precedent to Optionee’s exercise of the Option (as defined in Section 2 of this Agreement) to Optionee, Optionee agrees to execute and deliver a counterpart of the Second Amended and Restated Operating Agreement of OneStream Software LLC, dated and effective as of August 24, 2019, as the same may be amended from time to time (the “Operating Agreement”) and thereby will be bound by the Operating Agreement as a “Member” thereunder.

1.
Certain Definitions. Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Company’s 2019 Common Unit Option Plan, as the same may be amended from time to time (the “Plan”).
2.
Grant of Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to Optionee an option (the “Option”) to purchase [_______] Units (the “Option Units”) at a price of $[_______] per Unit, subject to adjustment as hereinafter provided (the “Option Price”).
3.
Right to Exercise. Unless terminated as hereinafter provided, the Option shall be exercisable only as follows:
(a)
The Option shall become exercisable with respect to the Option Units only as follows: The Option shall become exercisable with respect to 25% of the Option Units on the first anniversary of the Vesting Commencement Date if Optionee continues to be employed by the Company or any of its Affiliates as of such date, and the Option shall become exercisable with respect to the remaining 75% of the Option Units in equal monthly installments over the following 36 months if Optionee continues to be employed by the Company or any of its Affiliates. For purposes of this Agreement, Vesting Commencement Date means: [_______].
(b)
Optionee shall not be entitled to acquire a fraction of one Option Unit pursuant to this Option. Optionee shall be entitled to the privileges of ownership with respect to Option Units purchased and delivered to Optionee upon the exercise of all or part of this Option.
4.
Option Nontransferable; Lock-Up. Optionee may not transfer or assign all or any part of the Option other than by will or by the laws of descent and distribution. This Option may be exercised, during the lifetime of Optionee, only by Optionee, or in the event of Optionee’s legal incapacity, by Optionee’s guardian or legal representative acting on behalf of Optionee in a fiduciary capacity under state law and court supervision. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the federal securities laws, including the Company’s initial public offering, Optionee agrees to sign any lock-up or similar agreement requested by the Company or an underwriter.

1

5.
Notice of Exercise; Payment.
(a)
To the extent then exercisable, the Option may be exercised in whole or in part by written notice to the Company stating the number of Option Units for which the Option is being exercised and the intended manner of payment. Such notice shall be marked Attention: Corporate Secretary. The date of such notice shall be the exercise date. Payment equal to the aggregate Option Price of the Option Units being purchased pursuant to an exercise of the Option must be tendered in full with the notice of exercise to the Company via a method of payment acceptable to the Company as described in the Plan.
(b)
As soon as practicable upon the Company’s receipt of Optionee’s notice of exercise and payment (and subject to the conditions set forth below), the Company shall direct the due issuance of the Option Units so purchased.
(c)
As a condition precedent to the exercise of this Option in whole or in part, the Company may require Optionee to hold any Option Units purchased pursuant to such exercise through an entity owned or controlled by Optionee and that such entity shall have agreed in a form satisfactory to the Company to be bound by the provisions of this Agreement and the Operating Agreement.
(d)
As a further condition precedent to the exercise of this Option in whole or in part, Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the Option Units and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable. Furthermore, it shall be a condition to the exercise of the Option in the event of Optionee’s death that the person exercising the Option shall have agreed in a form satisfactory to the Company to be bound by the provisions of this Agreement and the Operating Agreement.
6.
Termination of Agreement. The Agreement and the Option granted hereby shall terminate automatically and without further notice on the earliest of the following dates:
(a)
The date of termination of Optionee’s employment for Cause, or when Cause first existed if earlier;
(b)
Twelve (12) months after Optionee’s death or the termination of Optionee’s employment due to Optionee’s Disability;
(c)
Ninety (90) calendar days after the termination of Optionee’s employment for any reason other than those described in subsections 6(a) and 6(b) above; or
(d)
Ten (10) years from the Grant Date.

Immediately following any termination of Optionee’s employment with the Company or any of its Affiliates, any portion of the Option that has not become exercisable as of the date of such termination of employment (the “Unvested Options”) shall thereupon automatically and without further action be cancelled and forfeited by Optionee, and Optionee shall have no further right or interest in or with respect to such Unvested Options. In the event that Optionee’s employment terminates in the circumstances described in Section 7(a) hereof, this Agreement shall

2

terminate at the time of such termination of employment notwithstanding any other provision of this Agreement and Optionee’s Option will cease to be exercisable to the extent exercisable as of such termination and will not be or become exercisable after such termination.

7.
Repurchase Rights.
(a)
Termination by the Company without Cause; Death; Disability. Following a termination of Optionee’s employment (i) by the Company or any of its Affiliates without Cause, (ii) due to Optionee’s death, or (iii) due to Optionee’s Disability, the Company, at its election, will thereafter have the option to require Optionee to sell (A) all or a portion of the Option that has become exercisable as of the date of such termination of employment (the “Vested Options”) at a price equal to the aggregate Fair Market Value of the Option Units underlying such Vested Options on the date of such repurchase, less the aggregate Option Price of the Option Units underlying such Vested Options and (B) all or a portion of any Option Units acquired by Optionee pursuant to the Option at a price equal to the aggregate Fair Market Value of such Option Units on the date of such repurchase.
(b)
Termination by the Company for Cause or by Optionee for Any Reason. Following a termination of Optionee’s employment by the Company or any of its Affiliates for Cause or by Optionee for any reason, the Company, at its election, will thereafter have the option to require Optionee to sell all or a portion of any Option Units acquired by Optionee pursuant to the Option at a price equal to the lesser of (x) the aggregate Fair Market Value of such Option Units on the date of such repurchase and (y) the aggregate Option Price paid for the Option Units. Following a termination of Optionee’s employment by Optionee for any reason, the Company, at its election, will also have the option to require Optionee to surrender all the Vested Options held by such Optionee without consideration therefor.
(c)
Violation of Section 5(c). If (i) the Company requires Optionee to hold any Option Units purchased pursuant to this Agreement through an entity owned or controlled by Optionee and (ii) Optionee ceases to hold the Option Units through such an entity, then the Company, at its election, will have the option to require Optionee to sell the Option Units acquired by Optionee pursuant to the Option at a price equal to the lesser of (x) the aggregate Fair Market Value of such Option Units on the date of such repurchase and (y) the aggregate Option Price paid for the Option Units.
8.
No Employment Contract. Nothing contained in this Agreement shall (a) confer upon Optionee any right to be employed by or remain employed by the Company or any of its Affiliates, or (b) limit or affect in any manner the right of the Company or any of its Affiliates to terminate the employment or adjust the compensation of Optionee.
9.
Taxes and Withholding. If the Company or any of its Affiliates is required to withhold any federal, state, local or foreign tax in connection with the exercise of the Option, and the amounts available to the Company or any of its Affiliates for such withholding are insufficient, it shall be a condition to the exercise of the Option that Optionee pay the tax or make provisions that are reasonably satisfactory to the Company or any of its Affiliates for the payment thereof.

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10.
Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.
11.
Adjustments. The Board may make or provide for such adjustments to the Option as are provided in the Plan.
12.
Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement shall not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any of its Affiliates and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any of its Affiliates.
13.
Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Optionee under this Agreement without Optionee’s written consent.
14.
Severability. If one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
15.
Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with the Option or its exercise.
16.
Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.
17.
Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof and all parties, including their successors and assigns, consent to the jurisdiction of the state and federal courts of Delaware.
18.
Additional Matters Regarding Employment. Notwithstanding anything in this Agreement to the contrary, if Optionee exercises the Option (or a portion thereof) as described herein and becomes a partner of the Company or any of its Affiliates for tax purposes, then any service to the Company or any of its Affiliates by Optionee as a partner will be deemed employment for purposes of this Agreement.
19.
Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

4

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has executed this Agreement, as of the day and year first above written.

ONESTREAM SOFTWARE LLC

By:
Name:
Title:

OPTIONEE
Name:

5

ONESTREAM SOFTWARE LLC
Common Unit Option Agreement

This Agreement (this “Agreement”) is made as of [____________], 2019 (the “Grant Date”) by and between OneStream Software LLC, a Delaware limited liability company (the “Company”), and [____________] (“Optionee”). As a condition precedent to Optionee’s exercise of the Option (as defined in Section 2 of this Agreement) to Optionee, Optionee agrees to execute and deliver a counterpart of the Second Amended and Restated Operating Agreement of OneStream Software LLC, dated and effective as of August 24, 2019, as the same may be amended from time to time (the “Operating Agreement”) and thereby will be bound by the Operating Agreement as a “Member” thereunder.

1.
Certain Definitions. Capitalized terms used, but not otherwise defined, in this Agreement will have the meanings given to such terms in the Company’s 2019 Common Unit Option Plan, as the same may be amended from time to time (the “Plan”).
2.
Grant of Option. Subject to and upon the terms, conditions, and restrictions set forth in this Agreement and in the Plan, the Company hereby grants to Optionee an option (the “Option”) to purchase [_______] Units (the “Option Units”) at a price of $[_______] per Unit, subject to adjustment as hereinafter provided (the “Option Price”).
3.
Right to Exercise. Unless terminated as hereinafter provided, the Option shall be exercisable only as follows:
(a)
The Option shall become exercisable with respect to the Option Units only as follows: The Option shall become exercisable with respect to 25% of the Option Units on the first anniversary of the Vesting Commencement Date if Optionee remains in the Continuous Service of the Company or any of its Affiliates as of such date, and the Option shall become exercisable with respect to the remaining 75% of the Option Units in equal monthly installments over the following 36 months if Optionee remains in the Continuous Service of the Company or any of its Affiliates. For purposes of this Agreement, Vesting Commencement Date means: [_______].
(b)
Optionee shall not be entitled to acquire a fraction of one Option Unit pursuant to this Option. Optionee shall be entitled to the privileges of ownership with respect to Option Units purchased and delivered to Optionee upon the exercise of all or part of this Option.
4.
Option Nontransferable; Lock-Up. Optionee may not transfer or assign all or any part of the Option other than by will or by the laws of descent and distribution. This Option may be exercised, during the lifetime of Optionee, only by Optionee, or in the event of Optionee’s legal incapacity, by Optionee’s guardian or legal representative acting on behalf of Optionee in a fiduciary capacity under state law and court supervision. In connection with any underwritten public offering by the Company of its equity securities pursuant to an effective registration statement filed under the federal securities laws, including the Company’s initial public offering, Optionee agrees to sign any lock-up or similar agreement requested by the Company or an underwriter.

1

5.
Notice of Exercise; Payment.
(a)
To the extent then exercisable, the Option may be exercised in whole or in part by written notice to the Company stating the number of Option Units for which the Option is being exercised and the intended manner of payment. Such notice shall be marked Attention: Corporate Secretary. The date of such notice shall be the exercise date. Payment equal to the aggregate Option Price of the Option Units being purchased pursuant to an exercise of the Option must be tendered in full with the notice of exercise to the Company via a method of payment acceptable to the Company as described in the Plan.
(b)
As soon as practicable upon the Company’s receipt of Optionee’s notice of exercise and payment (and subject to the conditions set forth below), the Company shall direct the due issuance of the Option Units so purchased.
(c)
As a condition precedent to the exercise of this Option in whole or in part, the Company may require Optionee to hold any Option Units purchased pursuant to such exercise through an entity owned or controlled by Optionee and that such entity shall have agreed in a form satisfactory to the Company to be bound by the provisions of this Agreement and the Operating Agreement.
(d)
As a further condition precedent to the exercise of this Option in whole or in part, Optionee shall comply with all regulations and the requirements of any regulatory authority having control of, or supervision over, the issuance of the Option Units and in connection therewith shall execute any documents which the Board shall in its sole discretion deem necessary or advisable. Furthermore, it shall be a condition to the exercise of the Option in the event of Optionee’s death that the person exercising the Option shall have agreed in a form satisfactory to the Company to be bound by the provisions of this Agreement and the Operating Agreement.
6.
Termination of Agreement. The Agreement and the Option granted hereby shall terminate automatically and without further notice on the earliest of the following dates:
(a)
The date of termination of Optionee’s Continuous Service for Cause, or when Cause first existed if earlier;
(b)
Twelve (12) months after Optionee’s death or the termination of Optionee’s Continuous Service due to Optionee’s Disability;
(c)
Ninety (90) calendar days after the termination of Optionee’s Continuous Service for any reason other than those described in subsections 6(a) and 6(b) above; or
(d)
Ten (10) years from the Grant Date.

Immediately following any termination of Optionee’s Continuous Service with the Company or any of its Affiliates, any portion of the Option that has not become exercisable as of the date of such termination of Continuous Service (the “Unvested Options”) shall thereupon automatically and without further action be cancelled and forfeited by Optionee, and Optionee shall have no further right or interest in or with respect to such Unvested Options. In the event that Optionee’s Continuous Service terminates in the circumstances described in Section 7(a) hereof,

2

this Agreement shall terminate at the time of such termination of Continuous Service notwithstanding any other provision of this Agreement and Optionee’s Option will cease to be exercisable to the extent exercisable as of such termination and will not be or become exercisable after such termination.

7.
Repurchase Rights.
(a)
Termination by the Company without Cause; Death; Disability. Following a termination of Optionee’s Continuous Service (i) by the Company or any of its Affiliates without Cause, (ii) due to Optionee’s death, or (iii) due to Optionee’s Disability, the Company, at its election, will thereafter have the option to require Optionee to sell (A) all or a portion of the Option that has become exercisable as of the date of such termination of Continuous Service (the “Vested Options”) at a price equal to the aggregate Fair Market Value of the Option Units underlying such Vested Options on the date of such repurchase, less the aggregate Option Price of the Option Units underlying such Vested Options and (B) all or a portion of any Option Units acquired by Optionee pursuant to the Option at a price equal to the aggregate Fair Market Value of such Option Units on the date of such repurchase.
(b)
Termination by the Company for Cause or by Optionee for Any Reason. Following a termination of Optionee’s Continuous Service by the Company or any of its Affiliates for Cause or by Optionee for any reason, the Company, at its election, will thereafter have the option to require Optionee to sell all or a portion of any Option Units acquired by Optionee pursuant to the Option at a price equal to the lesser of (x) the aggregate Fair Market Value of such Option Units on the date of such repurchase and (y) the aggregate Option Price paid for the Option Units. Following a termination of Optionee’s Continuous Service by Optionee for any reason, the Company, at its election, will also have the option to require Optionee to surrender all the Vested Options held by such Optionee without consideration therefor.
(c)
Violation of Section 5(c). If (i) the Company requires Optionee to hold any Option Units purchased pursuant to this Agreement through an entity owned or controlled by Optionee and (ii) Optionee ceases to hold the Option Units through such an entity, then the Company, at its election, will have the option to require Optionee to sell the Option Units acquired by Optionee pursuant to the Option at a price equal to the lesser of (x) the aggregate Fair Market Value of such Option Units on the date of such repurchase and (y) the aggregate Option Price paid for the Option Units.
8.
Acknowledgment and Waiver.

By accepting the grant of this Option, Optionee acknowledges and agrees that:

(a)
the Plan is established voluntarily by the Company, and it is discretionary in nature and may be modified, amended, suspended or terminated by the Company at any time unless otherwise provided in the Plan or this Agreement;

3

(b)
the grant of Options is voluntary and occasional and does not create any contractual or other right to receive future grants of Units or Options, or benefits in lieu of Units or Options, even if Units or Options have been granted repeatedly in the past;
(c)
all decisions with respect to future grants, if any, shall be at the sole discretion of the Company;
(d)
Optionee’s participation in the Plan shall not create a right to further employment or service with Employer (as defined below) and shall not interfere with the ability of Employer to terminate Optionee’s Continuous Service, and it is expressly agreed and understood that the employment or service relationship between Optionee and Employer is terminable at the will of either party, insofar as permitted by law;
(e)
Optionee is participating voluntarily in the Plan;
(f)
Option grants and resulting benefits are extraordinary items that do not constitute compensation of any kind for services of any kind rendered to the Company or the Employer, and are outside the scope of Optionee’s employment or service contract, if any;
(g)
Option grants and resulting benefits are not part of normal or expected compensation or salary for any purposes, including, but not limited to calculating any severance, resignation, termination, redundancy, or end of service payments, or bonuses, long-service awards, pension or retirement benefits or similar payments insofar as permitted by law;
(h)
in the event that Optionee is not an employee of the Company, this grant of Options shall not be interpreted to form an employment contract or relationship with the Company, and furthermore, this grant of Options shall not be interpreted to form an employment contract with the Employer or any subsidiary of the Company;
(i)
the future value of the Option Units is unknown, may increase or decrease from the date of grant or exercise of the Option and cannot be predicted with certainty; and
(j)
in consideration of the grant of this Option, no claim or entitlement to compensation or damages shall arise from termination or diminution in value of this Option resulting from termination of Optionee’s Continuous Service by the Company or the Employer (for any reason whatsoever), and Optionee irrevocably releases the Company and the Employer from any such claim that may arise; if, notwithstanding the foregoing, any such claim is found by a court of competent jurisdiction to have arisen, then, by accepting the terms of this Agreement, Optionee shall be irrevocably deemed to have waived any entitlement to pursue such claim.
9.
Taxes and Withholding. Regardless of any action the Company or Optionee’s employer (the “Employer”) takes with respect to any or all income tax, social insurance, payroll tax, payment on account or other tax-related withholding (“Tax-Related Items”), Optionee acknowledges and agrees that the ultimate liability for all Tax-Related Items legally due by Optionee is and remains Optionee’s responsibility and that the Company and/or the Employer (i) make no representations nor undertakings regarding the treatment of any Tax-Related Items in connection with any aspect of the grant of this Option, including the grant, vesting and exercise of the Option, delivery of Units and/or cash related to such Option or the subsequent sale of any Units

4

acquired pursuant to such Option, and (ii) do not commit to structure the terms or any aspect of the grant of this Option to reduce or eliminate Optionee’s liability for Tax-Related Items. Optionee shall pay the Company or the Employer any amount of Tax-Related Items that the Company or the Employer may be required to withhold as a result of Optionee’s participation in the Plan or receipt of this Option that cannot be satisfied by the means described below. Further, if Optionee is subject to tax in more than one jurisdiction, Optionee acknowledges that the Company and/or Employer (or former Employer, as applicable) may be required to withhold or account for Tax-Related Items in more than one jurisdiction. The Company may refuse to deliver the Units if Optionee fails to comply with Optionee’s obligations in connection with the Tax-Related Items.

Prior to the taxable or tax withholding event, as applicable, Optionee shall pay, or make adequate arrangements satisfactory to the Company or to the Employer (in their sole discretion) to satisfy all Tax-Related Items. In this regard, Optionee authorizes the Company or Employer to withhold all applicable Tax-Related Items legally payable by Optionee by (1) withholding a number of Units otherwise deliverable equal to the Retained Unit Amount (as defined below); (2) withholding from Optionee’s wages or other cash compensation paid by the Company and/or Employer; and/or (3) withholding from proceeds of the sale of Units acquired upon settlement of the Option, either through a voluntary sale or through a sale arranged by the Company (on Optionee’s behalf pursuant to this authorization), to the extent permitted by the Plan administrator. The “Retained Unit Amount” shall mean a number of Units equal to the quotient of the minimum statutory tax withholding obligation of the Company triggered by the Option on the relevant date, divided by the fair market value of one Unit on the relevant date or as otherwise provided in the Plan. If the obligation for Tax-Related Items is satisfied by withholding a number of Units as described herein, Optionee understands that he or she shall be deemed to have been issued the full number of applicable Units, notwithstanding that a number of Units are held back solely for the purpose of paying the Tax-Related Items.

Optionee acknowledges and understands that Optionee should consult a tax advisor regarding Optionee’s tax obligations.

10.
Data Protection. FOR OPTIONEES OUTSIDE THE EUROPEAN UNION (THE “EU”), THE OPTIONEE HEREBY EXPLICITLY AND UNAMBIGUOUSLY CONSENTS TO THE COLLECTION, USE AND TRANSFER, IN ELECTRONIC OR OTHER FORM, OF OPTIONEE’S PERSONAL DATA AS DESCRIBED IN THIS DOCUMENT BY AND AMONG, AS APPLICABLE, THE EMPLOYER, THE COMPANY AND ITS SUBSIDIARIES FOR the exclusive purpose of implementing, administering and managing Optionee’s participation in the Plan. The Optionee understands that the Company, its subsidiaries and the Employer hold certain personal information about Optionee, including, but not limited to, name, home address and telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title, any Units or directorships held in the Company, details of all Options or any other entitlement to Units awarded, cancelled, purchased, exercised, vested, unvested or outstanding in Optionee’s favor for the purpose of implementing, managing and administering the Plan (“Data”). The Optionee understands that the Data may be transferred to any third parties assisting in the implementation, administration and management of the Plan, that these recipients may be located in Optionee’s country or elsewhere, including outside the European Economic Area, and that the recipient country may have different data privacy laws and

5

protections than Optionee’s country. Optionee understands that he/she may request a list with the names and addresses of any potential recipients of the Data by contacting the local human resources representative. Optionee authorizes the recipients to receive, possess, use, retain and transfer the Data, in electronic or other form, for the purposes of implementing, administering and managing Optionee’s participation in the Plan, including any requisite transfer of such Data, as may be required to a broker or other third party with whom Optionee may elect to deposit any Units acquired under the Plan. Optionee understands that Data will be held only as long as is necessary to implement, administer and manage participation in the Plan. Optionee understands that he/she may, at any time, view Data, request additional information about the storage and processing of the Data, require any necessary amendments to the Data or refuse or withdraw the consents herein, in any case without cost, by contacting the local human resources representative in writing. Optionee understands that refusing or withdrawing consent may affect Optionee’s ability to participate in the Plan. For more information on the consequences of refusing to consent or withdrawing consent, Optionee understands that he/she may contact the Plan administrator at the Company.

For optionees inside the EU, please consult the GDPR notice in Appendix B.

11.
Compliance with Law. The Company shall make reasonable efforts to comply with all applicable federal and state securities laws; provided, however, that notwithstanding any other provision of this Agreement, the Option shall not be exercisable if the exercise thereof would result in a violation of any such law.
12.
Adjustments. The Board may make or provide for such adjustments to the Option as are provided in the Plan.
13.
Relation to Other Benefits. Any economic or other benefit to Optionee under this Agreement shall not be taken into account in determining any benefits to which Optionee may be entitled under any profit-sharing, retirement or other benefit or compensation plan maintained by the Company or any of its Affiliates and shall not affect the amount of any life insurance coverage available to any beneficiary under any life insurance plan covering employees of the Company or any of its Affiliates.
14.
Amendments. Any amendment to the Plan shall be deemed to be an amendment to this Agreement to the extent that the amendment is applicable hereto; provided, however, that no amendment shall adversely affect the rights of Optionee under this Agreement without Optionee’s written consent.

6

15.
Severability. If one or more of the provisions of this Agreement is invalidated for any reason by a court of competent jurisdiction, any provision so invalidated shall be deemed to be separable from the other provisions hereof, and the remaining provisions hereof shall continue to be valid and fully enforceable.
16.
Relation to Plan. This Agreement is subject to the terms and conditions of the Plan. In the event of any inconsistent provisions between this Agreement and the Plan, the Plan shall govern. The Board acting pursuant to the Plan, as constituted from time to time, shall, except as expressly provided otherwise herein, have the right to determine any questions which arise in connection with the Option or its exercise.
17.
Successors and Assigns. The provisions of this Agreement shall inure to the benefit of, and be binding upon, the successors, administrators, heirs, legal representatives and assigns of Optionee, and the successors and assigns of the Company.
18.
Governing Law. The interpretation, performance, and enforcement of this Agreement shall be governed by the laws of the State of Delaware, without giving effect to the principles of conflict of laws thereof and all parties, including their successors and assigns, consent to the jurisdiction of the state and federal courts of Delaware.
19.
Additional Matters Regarding Employment/Service. Notwithstanding anything in this Agreement to the contrary, if Optionee exercises the Option (or a portion thereof) as described herein and becomes a partner of the Company or any of its Affiliates for tax purposes, then any continued service to the Company or any of its Affiliates by Optionee as a partner will be deemed Continuous Service for purposes of this Agreement.
20.
Counterparts. This Agreement may be executed in separate counterparts, each of which shall be deemed to be an original and both of which taken together shall constitute one and the same agreement.

[Signature Page Follows]

7

IN WITNESS WHEREOF, the Company has caused this Agreement to be executed on its behalf by its duly authorized officer and Optionee has executed this Agreement, as of the day and year first above written.

ONESTREAM SOFTWARE LLC

By:
Name:
Title:

OPTIONEE
Name:

8

APPENDIX A

onestream software llc common unit Option Agreement
Under the 2019 common unit option plan
Terms For Non-U.S. Optionees

TERMS AND CONDITIONS

This Appendix A, which is part of the Agreement, includes additional terms and conditions of the Agreement that will apply to you if you are a resident in one of the countries listed below. Capitalized terms used but not defined herein shall have the same meanings assigned to them in the Plan and the Agreement.

NOTIFICATIONS

This Appendix A also includes information regarding exchange control and certain other issues of which you should be aware with respect to your participation in the Plan. The information is based on the securities, exchange control and other laws in effect in the respective countries as of September 2019. Such laws are often complex and change frequently. As a result, the Company strongly recommends that you not rely on the information in this Appendix A as the only source of information relating to the consequences of your participation in the Plan because such information may be out-of-date when your Options vest and/or you sell any Units acquired under the Plan.

In addition, the information contained herein is general in nature and may not apply to your particular situation. As a result, the Company is not in a position to assure you of any particular result. You are therefore advised to seek appropriate professional advice as to how the relevant laws in your country may apply to your situation.

Finally, if you are a citizen or resident of a country other than that in which you are currently working, the information contained herein may not apply to you.

FINLAND

There are no country-specific provisions.

FRANCE

Reporting Information. If Optionee imports or exports cash (e.g., sales’ proceeds received under the Plan) with a value equal to or exceeding €10,000 and does not use a financial institution to do so, Optionee must submit a report to the customs and excise authorities. If Optionee maintains a foreign bank account, Optionee is required to report such account to the French tax authorities when filing Optionee’s annual tax return.

GERMANY

Exchange Control Information. Cross-border payments in excess of €12,500 must be reported monthly to the German Federal Bank. If Optionee uses a German bank to transfer a cross-border payment in excess of €12,500 in connection with the sale of Units acquired under the Plan, the bank will file the report for Optionee. In addition, Optionee must report any receivables, payables, or debts in foreign currency exceeding an amount of €5,000,000 on a monthly basis.

MEXICO

In accepting the awards granted under the Plan, Optionee expressly recognizes that OneStream Software LLC, with registered offices at 362 South Street, Rochester, MI, 48307, USA, is solely responsible for the administration of the Plan and that Optionee’s participation in the Plan and Optionee’s acquisition of Units does not constitute an employment relationship between Optionee and the Company since Optionee is participating in the Plan on a wholly commercial basis and Optionee’s sole employer is the applicable Company affiliate in Mexico (“OneStream-Mexico”). Based on the foregoing, Optionee expressly recognizes that the Plan and the benefits that Optionee may derive from Optionee’s participation in the Plan do not establish any rights between Optionee and Optionee’s employer, OneStream-Mexico, and do not form part of the employment conditions and/or benefits provided by OneStream-Mexico, and any modification of the Plan or its termination shall not constitute a change or impairment of the terms and conditions of Optionee’s employment.

Al aceptar los premios bajo el Plan, usted expresamente reconoce que OneStream Software LLC, con sus oficinas registradas en 362 South Street, Rochester, MI, 48307, USA., es el único responsable de la administración del Plan y que su participación en el Plan y su adquisición de acciones no constituyen una relación de empleo entre usted y OneStream. Usted está participando en el Plan a nivel comercial y su único empleador es la compañía correspondiente afiliada a OneStream en México (“OneStream-México”). Basado en lo anterior, usted expresamente reconoce que el Plan y los beneficios que le corresponden a usted por su participación en el Plan no establecen derechos entre usted y su empleador, OneStream-México, y no forman parte de las condiciones de empleo ni de los beneficios otorgados a usted por OneStream-México. Cualquier cambio en el Plan o la suspensión del mismo no constituye un cambio ni un impedimento de sus términos y condiciones de empleo.

THE NETHERLANDS

Insider-Trading Notification. Optionees should be aware of the Dutch insider-trading rules, which may impact the sale of Units acquired upon exercise of the Option. In particular, Optionees may be prohibited from effectuating certain transactions involving Units if they have inside information about the Company. Optionees should consult their personal legal advisor if they are uncertain whether the insider-trading rules apply to them. By accepting the Agreement and participating in the Plan, Optionee acknowledges having read and understood this notification and acknowledges that it is his or her responsibility to comply with the Dutch insider-trading rules.

SPAIN

No Special Employment or Similar Rights. Optionee understands that the Company has unilaterally, gratuitously, and discretionally decided to distribute awards under the Plan to individuals who may be employees of the Company or its subsidiaries throughout the world. The decision is a temporary decision that is entered into upon the express assumption and condition that any grant will not economically or otherwise bind the Company or any of its subsidiaries presently or in the future, other than as specifically set forth in the Plan and the terms and conditions of Optionee’s Option grant. Consequently, Optionee understands that any grant is given on the assumption and condition that it shall not become a part of any employment or service contract (either with the Company or any of its subsidiaries) and shall not be considered a mandatory benefit, salary for any purpose (including severance compensation) or any other right whatsoever. Further, Optionee understands and freely accepts that there is no guarantee that any benefit whatsoever shall arise from any gratuitous and discretionary grant since the future value of the awards and underlying Units is unknown and unpredictable. In addition, Optionee understands that this grant would not be made but for the assumptions and conditions referred to above; thus, Optionee acknowledges and freely accepts that should any or all of the assumptions be mistaken or should any of the conditions not be met for any reason, then any grant of awards shall be null and void and the Plan shall not have any effect whatsoever.

Further, the Option provides a conditional right to Units and may be forfeited or affected by Optionee’s termination of Continuous Service, as set forth in the Agreement. For avoidance of doubt, Optionee’s rights, if any, to the Options upon termination of Continuous Service shall be determined as set forth in the Agreement, including, without limitation, where (i) Optionee is considered to be unfairly dismissed without good cause; (ii) Optionee is dismissed for disciplinary or objective reasons or due to a collective dismissal; (iii) Optionee terminates service due to a change of work location, duties or any other employment or contractual condition; or (iv) Optionee terminates service due to the Company’s or any of its subsidiaries’ unilateral breach of contract.

Securities Law Notice. The Options granted under the Plan do not qualify as securities under Spanish regulations. By the grant of the Options, no “offer of securities to the public”, as defined under Spanish law, has taken place or will take place in Spanish territory. The present document and any other document relating to the offer of Options under the Plan has not been nor will it be registered with the Comisión Nacional del Mercado de Valores (Spanish Securities Exchange Commission), and it does not constitute a public offering prospectus.

Foreign Asset and Account Reporting. To the extent that Spanish residents hold rights or assets (e.g., Units, cash, etc.) in a bank or brokerage account outside of Spain with a value in excess of €50,000 per type of right or asset as of December 31 each year, such residents are required to report information on such rights and assets on their tax return for such year. Units constitute securities for purposes of this requirement, but Options (whether vested or unvested) are generally not considered assets or rights for purposes of this requirement.

If applicable, Spanish residents must report the assets or rights on Form 720 by no later than March 31 following the end of the relevant year. After such assets or rights are initially reported, the reporting obligation will only apply for subsequent years if the value of any previously-reported assets or rights increases by more than €20,000. Failure to comply with this reporting requirement may result in penalties.

Spanish residents are also required to electronically declare to the Bank of Spain any securities accounts (including brokerage accounts held abroad), as well as the securities held in such accounts, if the value of the transactions for all such accounts during the prior tax year or the balances in such accounts as of December 31 of the prior tax year exceeds €1,000,000. More frequent reporting is required if such transaction value or account balance exceeds €1,000,000.

Spanish residents should consult with their personal tax and legal advisors to ensure compliance with their personal reporting obligations.

Exchange Control Information. All acquisitions of foreign Units by Spanish residents must comply with exchange control regulations in Spain. Because of foreign investments requirements, the acquisition of Units under the Plan must be declared for statistical purposes to the Spanish Direccion General de Politica Comercial y de Inversiones Extranjeras (the “DGPCIE”). If Optionee acquires the Units through the use of a Spanish financial institution, that institution will automatically make the declaration to the DGPCIE for Optionee. Otherwise, Optionee must make the declaration by filing a form with the DGPCIE.

If Optionee imports the Units acquired under the Plan into Spain, he or she must declare the importation of the Unit certificates to the DGPCIE.

In addition, Optionee must also file a declaration of the ownership of the Units with the Directorate of Foreign Transactions each January while the Units are owned. These filings are made on standard forms furnished by the Directorate of Foreign Transactions.

When Optionee receives any foreign currency payments (i.e., as a result of the sale of the Units), he or she must inform the institution receiving the payment of the basis upon which such payment is made and provide certain specific information (e.g., name, address, and fiscal identification number; the name and corporate domicile of the company; the amount of the payment; the type of foreign currency received; the country of origin; and the reason for the payment).

SWEDEN

There are no country-specific provisions.

SWITZERLAND

There are no country-specific provisions.

UNITED KINGDOM

UK Sub-Plan. The Option is granted under the “UK Sub-Plan,” which contains additional terms and conditions that govern the Option. Optionees should review the UK Sub-Plan carefully.